Exhibit 10.2

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of January 5, 2023, by and among Atlis Motor Vehicles, Inc. (the “Company”), and the investor identified on the signature page hereto (the “Investor”), and amends that certain Registration Rights Agreement, dated as of November 3, 2022 (the “Registration Rights Agreement”), by and among the Company and the Investors. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

WHEREAS, the Company and the Investor desire to amend certain provisions of the Registration Rights Agreement pursuant to Section 13 thereof.

WHEREAS, concurrently herewith, the Company has also requested that each other investor (the “Other Investors”) enter into amendments in form and substance identical to this Amendment (the “Other Amendments”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereto agree as follows:

ARTICLE I

amendments

SECTION 1.1.   Amendments. As of the Effective Time (as defined herein):

(a)       Section 2 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

2.       Required Registration

(a)       Within twenty (20) days after the First Tranche Closing, the Company shall file with the SEC a Registration Statement on Form S-1 or S-3, or any successor form covering the sale of all of the Registrable Securities issuable under the First Tranche Closing.

(b)       Within two (2) Trading Days after a Second Tranche Closing, the Company shall file with the SEC a Registration Statement on Form S-1 or S-3, or any successor form covering the sale of all of the Registrable Securities issuable under a Second Tranche Closing.

(c)       The Company shall fully comply with Section 4.18 of the Purchase Agreement.

(b)       Section 3(a) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

(a)       prepare and file with the SEC within twenty (20) days after the First Tranche Closing and within two (2) Trading Days after a Second Tranche Closing, as applicable, a Registration Statement with respect to such Registrable Securities (each, a “Filing Date”) and cause any such Registration Statement to become effective within 60 days after the applicable Filing Date, subject to extension upon consent of the Collateral Agent (which consent shall not be unreasonably withheld), and to remain effective until the sale or other disposition of all Registrable Securities covered by such Registration Statement has occurred during such period in accordance with the intended methods of disposition by the Investors set forth in such Registration Statement (the “Effectiveness Period”) (provided that before filing a Registration Statement or any amendment or supplement thereto, the Company will at least three Trading Days prior to making any such filing it shall furnish to each Investor copies of the Registration Statement, as amended if applicable and any response letter to the Staff of the SEC proposed to be filed);

ARTICLE II

MISCELLANEOUS

SECTION 2.1.   Acknowledgement; Ratification of Obligations. The Company and the Investor hereby confirm and agree that, except as set forth in Article I above, (i) the Registration Rights Agreement and each other Transaction Document are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Registration Rights Agreement.

SECTION 2.2.   Disclosure of Transactions and Other Material Information. Before 9:30 a.m., New York City time, on the Trading Day following the date of this Amendment, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment in the form required by the Exchange Act and attaching the form of the Amendments as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor (which may be granted or withheld in the Investor's sole discretion), except as required by applicable law and in any Resale Registration Statement, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise.

SECTION 2.3.   Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document or Other Amendment. Nothing contained herein or in any Other Amendment or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 2.4.   Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Investor (or any assignee thereof) with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Other Investor than those of the Investor and this Amendment (each a “Settlement Document”). If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Amendment and the applicable Securities (as defined in that certain Securities Purchase Agreement, dated as of November 3, 2022 by and between the Company, the Investor, and the Other Investor) (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment or the applicable Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 2.4 shall apply similarly and equally to each Settlement Document.

SECTION 2.5.   Effectiveness. Article I of this Amendment shall become effective upon the execution and delivery by each Other Investor of the Other Amendment of such Other Investor (the “Effective Time”).

SECTION 2.6.   References. All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Registration Rights Agreement shall refer to the Registration Rights Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Registration Rights Agreement (as amended hereby) and references in the Registration Rights Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to November 3, 2022.

SECTION 2.7.   Miscellaneous. Sections 8 to 12 and Sections 14 to 16 of the Registration Rights Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.8.   Amendment. Notwithstanding anything herein or in the Registration Rights Agreement to the contrary, this Amendment shall not be amended, modified or waived except pursuant to a written instrument signed by the Company and the Investor.

SECTION 2.9.   Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

ATLIS MOTOR VEHICLES, INC.

By:
Name:
Title:

[INVESTOR]

By:
Name:
Title:

Signature Page to Amendment No. 1 to Registration Rights Agreement